EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ulticom, Inc. (the "Company") on Form 10-K for the period ended January 31, 2005 (the "Report"), I, Shawn K. Osborne, President and Chief Executive Officer of the Company and I, Mark A. Kissman, Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Shawn K. Osborne
                                                  ------------------------------
                                                  Shawn K. Osborne
                                                  President and CEO
                                                  Principal Executive Officer
                                                  April 15, 2005

                                                  /s/ Mark A. Kissman
                                                  ------------------------------
                                                  Mark A. Kissman
                                                  Vice President and CFO
                                                  Principal Financial Officer
                                                  April 15, 2005

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.